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                                [GUARDIAN LOGO]

                           THE PARK AVENUE Portfolio

                          Supplement dated May 6, 2005
                      to the Prospectus dated May 1, 2005

The information relating to portfolio managers under the heading "Fund Management -- Portfolio Managers" with respect to The Guardian Park Avenue Small Cap Fund and The Guardian High Yield Bond Fund is amended as follows:

SMALL CAP FUND

Matthew P. Ziehl, CFA, has been the Fund's portfolio manager since January 2002. He is a Managing Director of Guardian Life. Before joining Guardian Life, Mr. Ziehl was a Team Leader within Salomon Brothers Asset Management, Inc. for small cap growth portfolios since January 2001, and a Co-Portfolio Manager of the Salomon Brothers Small Cap Growth Fund since August 1999.

HIGH YIELD FUND

Peter J. Liebst has managed the assets of the High Yield Fund since its inception, first serving as co-portfolio manager, then assuming sole responsibility for the Fund in May 2003. Mr. Liebst has been a Managing Director of Guardian Life since August 1998.